Dear Fellow Shareholders:

           Because the stock market had performed so well for so long, many people surmised that risk and volatility were no longer part of the equation. Obviously, that is not true. What is true, however, is that we are not focusing on either the recent gyrations of the market or the economy. We have always believed that an investment portfolio represents an evaluation of risk and reward designed to achieve a long-term goal. Short-term swings in the price of the stock are just a part of the process.

           It is true that for short periods the financial markets can be imperfect. Recently we all saw many positive examples as certain high-profile unprofitable "dot-com" companies had the market value of their business eventually exceed that of more established and profitable businesses. At its peak, the market value of Priceline.com actually exceeded that of American Airlines. Now, putting aside our personal opinions about the quality of air travel, most us today would probably rather own American Airlines than Priceline.com. But for more than a few months, most of the investing public seemed to disagree. We all know how that story ended.

           Well, the financial markets are equally irrational on the down side. We can put these imperfections or inefficiencies to work for our common advantage. It allows us to invest in stocks at unusually attractive prices. For example, we have recently increased our holdings in high quality companies like General Electric and American Express and are planning for new future investments in other similar great businesses. We will also sell securities as needed, when we feel that there are better opportunities elsewhere. More than occasionally we have seen the stock price of a publicly held company not reflect true value. We believe that this is one of those times.

           Our strategy is no different today with the flood of bad news, than it was one year ago with the waves of euphoria. We will continue to invest in high quality companies with strong management and solid business strategies. In addition, we have always selected these companies based in part on their ability to manage a business in all weather.

           We also manage almost $500 million in private portfolios. One of the pleasures of this portion of our business is working with great clients, many of whom have run successful "family businesses" for generations. Over the years, in our many conversations with these clients, we have been able to learn a great deal that has helped us do our job for you. In all of these discussions, none of these owners ever contemplated selling their business after a bad year or two. They remained confident in both themselves and their business. They always took the long view. Moreover, when they did look to sell, it was always at their price. They did not feel compelled to jump at a low offer. That is a lesson we have learned and applied to our investment management philosophy. We make our investments for the long term and when we do sell, we plan to get our price.

           What is our point? We believe that prudent investors should ignore the daily report card of the stock market. On our opinion, over the long run, it will get better. We will continue to work hard on your behalf and view these times as an excellent opportunity to invest in world-class businesses at sale prices.

           We truly appreciate your confidence and support during this challenging period.

           Sincerely,


           /s/ MARK DERBY                           /S/ JONATHAN DERBY
           --------------                           ------------------
           Mark Derby                               Jonathan Derby



                                 DCM GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                            March 31, 2001(Unaudited)
                                                                       Market
 Shares                                                                Value
--------                                                              --------

          COMMON STOCKS - 81.70%
          CONSUMER DISCRETIONARY - 23.52%
          MEDIA -13.68%
13,152+   AOL Time Warner, Inc................................       $  528,053
11,758+   Clear Channel Communications, Inc......... .........          640,223
                                                                     ----------
                                                                      1,168,276
                                                                     ----------

          RETAILING - 9.84%
 7,000+   GAP, Inc............................................          166,040
15,649    Home Depot, Inc.....................................          674,472
                                                                     ----------
                                                                        840,512
                                                                     ----------

          FINANCIALS - 14.64%
          DIVISIONAL FINANCIALS - 10.26%
 7,588    American Express Company............................          313,385
12,502    Citigroup, Inc......................................          562,340
                                                                     ----------
                                                                        875,725
                                                                     ----------

          INSURANCE - 4.38%
 4,646    American International Group, Inc...................          374,003
                                                                     ----------


          HEALTH CARE - 10.63%
          HEALTH CARE EQUIPMENT & Services - 3.86%
 7,199    Medtronic, Inc......................................          329,282
                                                                     ----------

          Pharmaceuticals & Biotechnology - 6.77%
 1,800    Bristol-Myers Squibb Company........................          106,920
11,500    Pfizer, Inc.........................................          470,925
                                                                     ----------
                                                                        577,845
                                                                     ----------

          INDUSTRIALS - 10.75%
          CAPITAL GOODS - 4.83%
 9,861    General Electric Company............................          412,781
                                                                     ----------


          Commercial Services & Supplies - 5.92%
 4,888    Automatic Data Processing, Inc......................          265,810
 4,478+   Bisys Group, Inc....................................          239,293
                                                                     ----------
                                                                        505,103
                                                                     ----------

                                      -2-


                                 DCM GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                           March 31, 2001 (Unaudited)
                                                                        Market
 Shares                                                                  Value
-------                                                                -------
          INFORMATION TECHNOLOGY - 20.49%
          SOFTWARE & Services - 4.16%
 6,500+   Microsoft Corporation...............................       $  355,469
                                                                     ----------


          TECHNOLOGY HARDWARE & INSTRUMENTS - 16.33%
16,325+   Cisco Systems, Inc..................................          258,139
10,800+   Flextronics International Ltd.......................          162,000
11,100    Intel Corporation...................................          292,069
 7,522+   Jabil Circuit, Inc..................................          162,625
 7,750+   Solectron Corporation...............................          147,328
12,000+   Texas Instruments, Inc..............................          371,760
                                                                     ----------
                                                                      1,393,921
                                                                     ----------

          TELECOMMUNICATION SERVICES - 1.67%
              TELECOMMINICATION SERVICES - 1.67%
 5,250+   Vodafone Group PLC-Sponsored ADR....................          142,537
                                                                     ----------

          TOTAL COMMON STOCKS
               (Cost $9,600,401)..............................        6,975,454
                                                                     ----------


          CASH AND EQUIVALENTS - 18.26%
1,559,000     FHLB, Cons, Disc. Note 04/02/01 (Cost $1,558,792)       1,558,792
                                                                     ----------

          TOTAL INVESTMENTS
               (Cost $ 11,159,193).....................  99.96%       8,534,246

          Cash and other assets less liabilities.......   0.04%           3,322
                                                        -------      ----------

          TOTAL NET ASSETS............................. 100.00%      $8,537,568
                                                        =======      ==========

(1) Federal Tax Information: At March 31, 2001, the net unrealized depreciation based on cost for Federal income tax purposes of $11,159,193 was as follows:
      Aggregate gross unrealized appreciation for all investments
      for which there was an excess of value over cost...............    12,276
      Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value...............(2,637,223)
                                                                     ----------
      Net unrealized depreciation....................................(2,624,947)
                                                                     ==========


+    Non-income producing security.


    The accompanying notes are an integral part of these financial statements




                                 DCM GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2001
                                   (unaudited)

ASSETS:
       Investments in securities, at value
        (cost $11,159,193)(Note 2) .............................   $  8,534,246
       Cash ....................................................            667
       Dividends receivable ....................................          3,029
       Receivable for Fund shares sold .........................         11,588
       Prepaid expenses and other receivables ..................          8,045
                                                                   ------------
       Total Assets ............................................      8,557,575
                                                                   ------------

LIABILITIES:
       Payables:
       Fund shares repurchased .................................            556
       Accrued advisory fees ...................................          1,847
       Accrued directors' fees .................................          1,437
       Accrued expenses and other liabilities ..................         16,167
                                                                   ------------
       Total Liabilities .......................................         20,007
                                                                   ------------

       Net Assets ..............................................   $  8,537,568
                                                                   ============



NET ASSETS CONSIST OF:
       Additional paid in capital ..............................   $ 12,958,927
       Accumulated undistributed net income (loss) .............        (98,598)
       Accumulated net realized  gain (loss) from
         investment transactions ...............................     (1,697,814)
       Net unrealized appreciation (depreciation) on investments     (2,624,947)
                                                                   ------------

                                                                   $  8,537,568
                                                                   ============

       Net asset value and redemption price per share
       ($8,537,568/1,150,051 shares of capital
       stock outstading) (Note 6) ..............................   $       7.42
                                                                   ============


   The accompanying notes are an integral part of these financial statements


                                 DCM Growth Fund
                             Statement of Operations
                       For the period ended March 31, 2001
                                   (unaudited)

Investment Income:
       Dividends ...............................................    $    18,483
       Interest ................................................         18,455
                                                                    -----------
       Total investment income .................................         36,938
                                                                    -----------

Expenses:
       Advisory fees (Note 3) ..................................         49,122
       Administration fees .....................................         22,492
       Legal fees ..............................................          3,994
       Transfer agent fees .....................................         10,627
       Custody fees ............................................          3,274
       Audit fees ..............................................          6,790
       Printing and postage expense ............................          2,724
       Directors' fees .........................................          3,023
       Registration fees .......................................          2,378
       Insurance ...............................................          2,276
                                                                    -----------
           Total expenses ......................................        106,700

       Less:
       advisory fees waived (Note 3) ...........................        (32,983)
                                                                    -----------
       Net expenses ............................................         73,717
                                                                    -----------
       Net Investment loss .....................................        (36,779)
                                                                    -----------

Net Realized and Unrealized Gains (Losses)
  on Investments: (Note 2)
       Net realized  gain (loss) from investment transactions ..     (1,339,725)
       Net change in unrealized appreciation (depreciation)
         on investments ........................................     (1,578,805)
                                                                    -----------
       Net gain (loss) on investments ..........................     (2,918,530)
                                                                    -----------
       Net increase (decrease) in net assets resulting
         from operations .......................................    $(2,955,309)
                                                                    ===========



   The accompanying notes are an integral part of these financial statements



                                 DCM Growth Fund
                       Statements of Changes in Net Assets

                                                                   For the period     For the period
                                                                        ended              ended
                                                                   March 31, 2001  September 30, 2000 (1)
                                                                  ---------------  ------------------------
                                                                    (unaudited)
                                                                  ---------------
From Operations:
Net investment  income (loss) .....................................   $    (36,779)   $    (61,818)
Net realized (gain) loss from investment transactions .............     (1,339,725)       (358,090)
Net change in unrealized appreciation (depreciation) on investments     (1,578,805)     (1,046,142)
                                                                      ------------    ------------
Net increase (decrease) in net assets resulting from operations ...     (2,955,309)     (1,466,050)

From Capital Share Transactions:
Shares sold .......................................................        972,812      12,370,792
Shares reinvested .................................................              0               0
Shares redeemed ...................................................       (344,104)       (140,573)
                                                                      ------------    ------------
Net increase from capital share transactions ......................        628,708      12,230,219
                                                                      ------------    ------------

Net increase (decrease) in net assets .............................     (2,326,601)     10,764,169


Net Assets:
Beginning of Period ...............................................     10,864,169         100,000
                                                                      ------------    ------------
End of Period .....................................................   $  8,537,568    $ 10,864,169
                                                                      ============    ============


Capital Share Transactions:
     Shares sold ..................................................        108,551       1,092,829
     Shares reinvested ............................................              0               0
     Shares redeemed ..............................................        (38,612)        (12,717)
                                                                      ------------    ------------
                                                                            69,940       1,080,112
                                                                      ============    ============


           (1) For the period from October 19, 1999 (commencement of operations) to September 30, 2000.


   The accompanying notes are an integral part of these financial statements



                                 DCM Growth Fund
                              FINANCIAL HIGHTLIGHTS
            (For a share outstanding throughout the period indicated)


                                              For the period ended   For the period ended
                                                 March 31, 2001     September 30, 2000 (1)
                                              --------------------  ----------------------
                                                  (unaudited)
                                              --------------------

Net asset value, beginning of period ..........   $      10.06     $       10.00
                                                  ------------     -------------

Income (loss) from investment operations:
       Net investment  income (loss) ..........          (0.03)            (0.09)
       Net realized and unrealized gains (loss)
         from investment transactions .........          (2.61)             0.15
                                                  ------------     -------------
Total from investment operations ..............          (2.64)             0.06
                                                  ------------     -------------

Net asset value, end of period ................   $       7.42     $       10.06
                                                  ============     =============

Total return ..................................         -26.24%             0.60%

Ratios/supplemental data:
Net assets end of period ......................   $      8,538     $      10,864
Ratio of expenses to average net
       assets, before reimbursement ...........           2.17%(2)          2.61%(2)
Ratio of net expenses to average net
       assets, after reimbursement ............           1.50%(2)          1.50%(2)
Ratio of net investment (loss) to average
       net assets, before reimbursement .......          (1.42)%(2)        (1.95)%(2)
Ratio of net income (loss) to average
       net assets, after reimbursement ........          (0.75)%(2)        (0.83)%(2)

Portfolio turnover rate .......................          32.98%            62.69%



(1) For the period from October 19, 1999 (commencement of operations) to September 30, 2000.
(2) Annualized.


   The accompanying notes are an integral part of these financial statements

                                 DCM GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001
                                   (UNAUDITED)



NOTE 1.  ORGANIZATION

The DCM Growth Fund (the "Fund"), is organized as a series of the DCM Series Trust (the "Trust") a Massachusetts business trust formed on August 5, 1999, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 19, 1999. The Fund's business and affairs are managed by its officers under the direction of its Board of Trustees. The Fund's investment objective is to seek long-term growth of capital.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Securities are valued as of the close each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

     D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

     E. USE OF ESTIMATES - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                                 DCM GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2001
                                   (UNAUDITED)



NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

The Trust has entered in an investment advisory agreement (the "Agreement") with Derby Capital Management (the "Adviser"). Pursuant to the Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Fund. For its services, the Adviser receives a fee, payable monthly, calculated at annual rate of 1.00% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent the Fund's operating expenses exceed 1.50% (excluding brokerage commission, interest, taxes and extraordinary expenses) of the Fund's average daily net assets. For the period ended March 31, 2001, the Adviser waived a total of $32,983 of its fee, pursuant to the undertaking.

The Trust has entered into a distribution agreement with Amerimutual Fund Distributors, Inc. (the "Distributor"). Pursuant to the distribution agreement, the Distributor will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with distribution and sale of the Fund's shares. The Fund will pay the Distributor a fee calculated at an annual rate of .25% of the Fund's average daily net assets. During the period ended March 31, 2001, the distribution agreement was not in effect, hence the Fund did not accrue any fees.


NOTE 4. INVESTMENT TRANSACTIONS

During the period ended March 31, 2001, purchases and sales of investment securities, excluding short-term securities, aggregated $2,881,205 and $3,191,487, respectively.